SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 7, 2005


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


     Commission    Registrant, State of Incorporation,       I.R.S Employer
      File No.        Address, and Telephone Number        Identification No.
     ----------    -----------------------------------     ------------------

      1-15467              Vectren Corporation                 35-2086905
                        (An Indiana Corporation)
                         20 N.W. Fourth Street,
                        Evansville, Indiana 47708
                             (812) 491-4000

      1-16739        Vectren Utility Holdings, Inc.            35-2104850
                        (An Indiana Corporation)
                         20 N.W. Fourth Street,
                        Evansville, Indiana 47708
                             (812) 491-4000


            Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Included herein are the audited financial statements of Southern Indiana Gas & Electric Company (SIGECO) and Indiana Gas Company, Inc. (Indiana Gas), wholly owned subsidiaries of Vectren Utility Holdings, Inc. (VUHI). VUHI is a wholly owned subsidiary of Vectren Corporation (the Company).

The SIGECO and Indiana Gas financial statements include footnotes thereto, abbreviated discussion of results of operations and operating statistics. The financial statements of SIGECO are included as Exhibit 99.1 and the Indiana Gas financial statements are included as Exhibit 99.2 to the Current Report. These financial statements are not intended to comply with Regulation S-X or Regulation S-K as neither SIGECO nor Indiana Gas are registrants.

In accordance with SEC Release No. 33-8176, the information contained in the audited financial statements shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Southern Indiana Gas and Electric Company, and Indiana Gas Company, Inc. to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99-3.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               VECTREN CORPORATION
                         VECTREN UTILITY HOLDINGS, INC.

April 7, 2005


                                            By:  /s/ M. Susan Hardwick
                                            -------------------------------
                                            M. Susan Hardwick
                                            Vice President and Controller

                                INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 7.01:



 Exhibit
 Number          Description
 -------         -----------
  99.1           Financial statements of Southern Indiana Gas & Electric
                 Company, Inc.

  99.2           Financial statements of Indiana Gas Company, Inc.

  99.3 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995